Exhibit 99.1

NASDAQ: AMST Shareholder Update Q2 2027 September 9, 2026 © 2026 Amesite Inc. All Rights Reserved. 1

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words "we", "us" and "our" may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 02 · COMPLIANCE Forward Looking Statements © 2026 Amesite Inc. All Rights Reserved. 2

03 · COMPANY AT A GLANCE

Amesite builds AI-powered enterprise solutions for the $1.5T* post-acute market

Fastest growing revenue is from larger enterprises. Outstanding reviews. 18 care segments.

2026 McKnight's Commercial Excellence Award Winner

nurse.org 2026 Best of Nursing Awards — Nursing AI Tools Finalist

Award-winning.
Recognized by McKnight's and Nurse.org in 2026.

50 states
Users across the United States.

21 countries
International user reach.

Outstanding reviews
5.0 App Store rating and 4.3 Google Play rating.




Download on the
App Store
5.0 out of 5
25 ratings
GET IT ON
Google Play
4.3★
36 reviews

Home care · Hospice · Home health · Skilled nursing · Senior living · Assisted living · Nursing homes

© 2026 Amesite Inc. All Rights Reserved.

*U.S. published segment estimates: Home care $191.6B (2026), ibisworld.com/united-states/industry/home-care-providers/1579/ · Home healthcare $162.35B (2024), grandviewresearch.com/industry-analysis/us-home-healthcare-market-report · Hospice $31.2B (2025), grandviewresearch.com/industry-analysis/us-hospice-market · Skilled nursing $199.72B (2024), grandviewresearch.com/industry-analysis/us-skilled-nursing-facility-market · Senior living $943.9B (2025), grandviewresearch.com/industry-analysis/us-senior-living-market-report.

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04 · PRODUCT
VALIDATION & GROWTH

From the B2C NurseMagic® App to Enterprise LynkMagic™ Solutions at Scale

2024	2025	2025–26	2026
			LynkMagic™ State program administration
			LynkMagic™ Custom workflows
			LynkMagic™ Workforce Learning
		Electronic visit verification	Electronic visit verification
		NurseMagic® EMR Functionality	NurseMagic® EMR Functionality
	NurseMagic® Team administration	NurseMagic® Team administration	NurseMagic® Team administration
NurseMagic® B2C App for Documentation	NurseMagic® Documentation	NurseMagic® Documentation	NurseMagic® Documentation
2024	**2025**	**2025–26**	**2026**
one clinician, one shift	tens of caregivers per buyer	2,700-patient census	LynkMagic™
NurseMagic® B2C App	**NurseMagic® B2B Platform**	**NurseMagic® B2B Platform + EMR**	**LynkMagic™ Enterprise Solutions**

© 2026 Amesite Inc. All Rights Reserved.

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04 · PRODUCT
VALIDATION & GROWTH

From the B2C NurseMagic® App to Enterprise LynkMagic™ Solutions at Scale

— build detail

2024 one clinician, one shift NurseMagic® B2C App

"I'm an NP and have been using NurseMagic® for about a month now. 5/5 stars! This has helped me so much in delivering exceptional care and writing nurse notes so much faster! I love NurseMagic® ❤️ "

VOICE → STRUCTURED NOTE VISIT NOTE

Findings	Ambulation improved
Follow-up	14 days
Time	20 seconds

2025 tens of caregivers per buyer NurseMagic® B2B Platform

"The more a caregiver uses the tool, it's not just them conveying information back to us — it's them reading the information and becoming smarter. **That's why I tell you it's scalable.**"

DOCUMENTATION READINESS BY SITE

2,980 notes · 93% complete

Cedar Valley	96%
Lakeshore	94%
Summit Ridge	88%

2025–26 2,700-patient census NurseMagic® B2B Platform + EMR

"It has been a night and day difference in getting documentation completed. This platform does not create a note or rehash the same verbiage that will compromise your documentation upon CMS review. Rather it assists the field staff in generating awesome narratives based upon **objective data.**"

VALUE TO OWNER EVERGREEN

24 communities · owner-level view

Value created	$3.20M
After share & tax	$1.56M

2026 LynkMagic™ LynkMagic™ Enterprise Solutions

"NurseMagic® is transformative for our organization and for the industry. NurseMagic® plugs straight into the systems we already use, and our documentation is faster and more accurate from day one. **We didn't have to change EMRs or disrupt our workflows to see the benefit, and we were up and running in minutes.**"


POINT OF DELIVERY
Voice
Documents
Existing forms
AMESITE INFRASTRUCTURE
MODELS
Documentation
Completeness
CONTROLS
Access
Encryption
SYSTEMS YOU ALREADY RUN
EHR
Self-directed portal
ERP
One secure AI layer · no rip and replace

© 2026 Amesite Inc. All Rights Reserved.

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Paying provider customers. Marketing to FMS organizations and REITs, with prospective buyers engaged. PROVIDERS $389B annual care spending | 64,200 U.S. locations and agencies Deliver care in homes and facilities. Need AI to reduce paperwork and improve consistency across teams. Buyer: Clinical, operations and compliance leaders. Solution: AI documentation, compliance review and workforce training. Value: More caregiver capacity. More complete records. Less rework. Revenue: $1,099/month minimum; $1/person/month above approximately 1,100 people. Expand across locations and capabilities. FMS — FINANCIAL MANAGEMENT SERVICES 1.5M+ Americans directing their own care Administer payroll and program requirements for self-directed care. Need AI to manage documentation across programs and states. Buyer: Operations, program and compliance leaders. Solution: AI form completion, state-form updates and reporting within existing portals. Value: Less administrative work. More complete forms. Visibility across programs. Revenue opportunity: Organization subscriptions, expanding across programs and states; pricing under development. REITS — REAL ESTATE INVESTMENT TRUSTS $290B listed healthcare REIT sector equity value Own properties where operators deliver care. Need AI to connect operating data with portfolio decisions. Buyer: Asset-management and portfolio leaders. Solution: Shared performance reporting, with de-identified information for owners. Value: Better resource allocation and spending decisions. Operating-portfolio owners can share in operator gains. Revenue opportunity: Paid initial engagements, expanding across properties and operators; pricing under development. 05 · SCALED ENTERPRISE SOLUTIONS Growing Opportunity in Post- Acute and Adjacent Markets © 2026 Amesite Inc. All Rights Reserved. Sources: CMS, 2024: $389.3B combined home health and nursing facility/continuing care retirement community spending. https://www.cms.gov/files/document/highlights.pdf CDC/NCHS, 2022: 64,200 residential care communities, nursing homes, home health agencies and hospices combined. https://www.cdc.gov/nchs/npals/webtables/overview.htm Applied Self-Direction: More than 1.5 million self-directing participants. https://appliedselfdirection.com/self-direction-programs/ Nareit, August 31, 2026: $290.4B healthcare REIT equity market capitalization, including property types beyond the target segment. https://www.reit.com/news/articles/health-care-fundamentals-remain-strong-baby-boomers-drive-sector-demand 6

FOUNDER AND CEO Dr. Ann Marie Sastry Founder, CEO, and Chair of the Board Cornell PhD. University of Michigan professorship. Arthur F. Thurnau Professor of Mechanical, Biomedical and Materials Science and Engineering. 100+ publications. 100+ patents and filings. Research and invention across disciplines; 100+ invited lectures, including at MIT, Stanford, Berkeley, Oxford and Cambridge. VC-backed exit. Nasdaq IPO. Sakti3 acquired by Dyson. Amesite founded and taken public. White House honors in science and entrepreneurship. Presidential Early Career Award, 1997. Technology entrepreneurship recognition with President Barack Obama, 2015. Recognition: Fields and Markets. ASME Frank Kreith Energy Award. Sakti3 among MIT Technology Review's 50 Smartest Companies. McKnight's Commercial Excellence honoree, 2026. >$1M personally invested. Personal capital committed alongside shareholders. BOARD OF DIRECTORS George Parmer Founder across residential development, warranties and insurance; banking and university board leadership. J. Michael Losh Former CFO of General Motors and Cardinal Health. Board experience spanning Masco, Aon, H.B. Fuller and Prologis. Barbie Brewer Former talent and people executive at Netflix, GitLab and Marqeta. Experience building and scaling technology teams. Dr. Gilbert S. Omenn, MD, PhD Distinguished Michigan professor; global Human Proteome Project leader; former AAAS President. 27 years on Amgen's board. THE AMESITE TEAM Decades of collective experience across the disciplines a modern AI company runs— from first-principles engineering to compliant production. Applied end to end, from model to deployment. APPLIED SCIENCE & MODELING Computational modeling & simulation Numerical optimization Statistical inference Latency & performance engineering AI SYSTEMS Model orchestration & routing Retrieval-augmented generation Streaming ASR & speech Structured extraction & NLP Evaluation harnesses & guardrails Fine-tuning & distillation SOFTWARE & INFRASTRUCTURE Distributed systems Cloud architecture API & event pipelines Full-stack product engineering SECURITY & COMPLIANCE Zero-trust access & IAM Encryption & key management De-identification HIPAA & multi-jurisdiction compliance 06 · PEOPLE Leadership and Team © 2026 Amesite Inc. All Rights Reserved. 7

07 · DEMONSTRATION NurseMagic®: AI-Powered Documentation Solutions for Post-Acute Care Organizations © 2026 Amesite Inc. All Rights Reserved. 8

EFFICIENCY AND INNOVATION ENABLE NEW PRODUCTS FOR AMST AI-accelerated engineering, defined guardrails AI-assisted development increases engineering throughput—delivering autonomously, 24/7, validated and reviewed for safety. Continuous monitoring and improvement Automated monitoring reduces the risk of bugs for customers and enables faster feature delivery. Auditable and actionable All production and user activity is continuously monitored for customers' and Amesite's own security. COMPLIANCE AND DEPLOYABILITY ENABLE SEAMLESS CUSTOMER LAUNCHES HIPAA compliant Security and privacy controls are designed to support regulated healthcare environments. Designed for frictionless DOH approval Controls are designed to pass state Department of Health approvals on the first pass using rigorous, transparent standards. 100% U.S.-based delivery and data operations No offshore subcontractors or service personnel U.S.-hosted cloud infrastructure for Customer Data and PHI Rigorous background, exclusion and compliance screening Mandatory HIPAA, security and FWA training Least-privilege access with rapid deprovisioning and full auditability 08 · ENGINEERING Nasdaq: AMST Infrastructure, Security and Compliance © 2026 Amesite Inc. All Rights Reserved. 9

NurseMagic® and LynkMagic™ pricing is designed to provide high customer value, high AMST margin and ease of purchase. PER SEAT Individuals For individual clinicians who want faster, more complete notes—dictated on their phone or the web, ready for review. Priced per individual clinician Free trial 7 days Per clinician $7.99 /mo For individuals PER SITE Facilities & agencies For home health, hospice, home care, skilled nursing and senior- living operators standardizing across locations. Census <1,000 $1,099 /mo · flat Census 1,000+ $1 /census/mo Census 10,000+ Custom Book a Demo PER PARTICIPANT A LynkMagic™ Solution ↗ Fiscal intermediaries For fiscal-intermediary and self- directed-care organizations operating documentation across many states at volume. Scales by participant Book a Demo PER PARTICIPANT A LynkMagic™ Solution ↗ Senior-living REITs & owners Owner-level visibility: operator documentation as de-identified portfolio signal, valued to you after your share and tax. Scales by participant Book a Demo 09 · PRODUCT PRICING NurseMagic®: AI-powered solutions for post-acute care © 2026 Amesite Inc. All Rights Reserved. 10

10 · REVENUE NurseMagic®: AI-powered solutions for post-acute care $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2024-Q4 2025-Q1 2025-Q2 2025-Q3 2025-Q4 2026-Q1 2026-Q2 2026-Q3 2026-Q4 Pivot to healthcare · B2C app growth Mid-sized B2B growth B2C price cut in 2026-Q3,· large-scale B2B eng. 10-K due 9/28/26 2025-Q4 to 2026-Q3 as reported. Earlier quarters shown to scale; exact figures pending. May 19, 2026 NurseMagic® platform selected for large-scale healthcare deployment Amesite Inc. (NASDAQ:AMST) shares soared 190% in premarket trading Tuesday after the company announced it had secured its largest enterprise customer so far, covering approximately 2,700 patients. "We are supporting multiple roles, layered permissions, EMR and EVV integration. Because NurseMagic® is AI-first, automated, and configurable, we launch new customers quickly, without weeks or months of onboarding." Dr. Ann Marie Sastry, CEO and Founder, May 19, 2026 © 2026 Amesite Inc. All Rights Reserved. Source, Yahoo Finance: finance.yahoo.com/sectors/healthcare/articles/amesite-shares-skyrocket-landing-largest-134451519.html

11 · CAPITAL

Nasdaq: AMST
April 2026 Capital Raise

$2.6M
Total gross proceeds

$1.435
Price per share

3
Concurrent tranches

$5.2M
Potential warrant upside

Tranche	Participants	Securities Issued	Gross Proceeds
Registered Direct Offering	Institutional investors	696,866 shares of common stock at $1.435/share (Form S-3 shelf)	**~$1.0M**
Concurrent Private Placement	Institutional investors	Pre-funded warrants (696,866 sh) + Series A-1/A-2 warrants (1,393,732 sh each)	**~$1.0M**
Insider-Led Placement	Chairman/CEO Dr. Ann Marie Sastry & director George Parmer	418,118 shares + Series A-1/A-2 warrants (418,118 sh each)	**~$0.6M**

© 2026 Amesite Inc. All Rights Reserved.

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$2.9M Cash on hand $0 Debt 4.5M* Public Float 16 Estimated months of burn on hand, assuming no new revenue (conservative) 6.5M* Shares Outstanding 12 · FINANCIALS Nasdaq: AMST Financials Post Fundraise (4/28/26) © 2026 Amesite Inc. All Rights Reserved. *Includes pre-funded warrants, subsequently settled. 13

Mature Infrastructure Enables AI: AMST invested, tested, and delivered. Differentiated Infrastructure from Legacy SAAS: AMST delivers optionality on models. Superior traceability. Automated templating. AI That Works Out of the Box: AMST delivers products designed to launch in days. Buildable, Operating Intelligence: AMST delivers solutions more sophisticated than the ones it operates on. Real Deployments: AMST does not run pilots — deployments are production because the systems work with what is in place. AI Means More Scrutiny: AMST products are designed to reduce regulatory risk, with full auditability. 13 · CONTEXT Market POV © 2026 Amesite Inc. All Rights Reserved. Industry analysis and insights: linkedin.com/in/ann-marie-sastry-39421882/recent-activity/articles/ 14

Amesite | Nasdaq: AMST We are building the AI infrastructure for post-acute care, with paying enterprise customers and technology that works within existing systems. Our opportunity is to expand across organizations as we solve more of their work, returning time to care and building recurring revenue. Follow our progress. See what we're building. amesite.com nursemagic.ai Investor updates: ir.amesite.com X: @amesite Facebook: facebook.com/amesiteinc © 2026 Amesite Inc. All Rights Reserved. 15